Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the registration statement of Elbit Systems Ltd. on Form S-8 (File No. 333-9354) of our report dated March 5, 2006, with respect to the consolidated financial statements of Elisra Electronic Systems Ltd. and subsidiaries, which report appears in this December 31, 2005 annual report on Form 20-F of Elbit Systems Ltd.

/s/ Somekh Chaikin
Somekh Chaikin
Certified Public Accountants (Isr.)

Tel-Aviv, Israel,
June 26, 2006